GOLDMAN SACHS TRUST

Goldman Sachs Multi Sector Fixed Income Funds

Class A, Class C, Institutional, Service, Class IR, Class R and Class R6 Shares of the

Goldman Sachs Bond Fund

(the “Fund”)

Supplement dated November 25, 2015 to the

Prospectus, dated July 29, 2015 (the “Prospectus”)

Effective immediately, the following replaces in its entirety the first row of the table under the “Service Providers—Management Fees and Other Expenses” section of the Prospectus:

Fund:	Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended March 31, 2015
Bond	0.45% 0.41% 0.39% 0.38% 0.37%	First $1 Billion Next $1 Billion Next $3 Billion Next $3 Billion Over $8 Billion	0.42%*

The following is added as a footnote following the above-referenced table:

*	The Investment Adviser has agreed to waive a portion of its management fee in order to achieve a net management fee rate of 0.41% as an annual percentage of average daily net assets of the Bond Fund. This arrangement will remain in effect through at least July 29, 2016 and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.

This Supplement should be retained with your Prospectus for future reference.

MSFI2MGTFESTK 11-15